                             FORBEARANCE AGREEMENT


     THIS FORBEARANCE AGREEMENT ("Agreement") is made as of the 30th day of September, 1999, (the "Effective Date") among METROTRANS CORPORATION, a Georgia corporation, ("Borrower"), BUS PRO, INC., a Georgia corporation, ("Guarantor") and BANK OF AMERICA, N.A., successor to NationsBank, N.A. ("Bank").


                                R E C I T A L S:

A. Borrower is indebted to Bank (the "Loan") as evidenced by that certain Amended and Restated Note (the "Note"), dated as of April 12, 1999, in the original principal amount of $23,000,000.00 and made payable to Bank and that certain Loan Agreement Between Metrotrans Corporation and NationsBank, N.A. (the "Loan Agreement"), dated as of September 5, 1997, as amended.

B. The Note is secured by, among other things, three Deeds to Secure Debt and one Mortgage and Security Agreement executed by Borrower, related to certain real property more particularly described therein (the "Property"), recorded as follows:

          (i) On April 14, 1999 in Book 3848, Page 013, public records of Clayton County, Georgia ("Clayton Co. Deed to Secure Debt");

          (ii) on April 16, 1999 in Book 1645, Page 259, public records of Spalding County, Georgia ("Spalding Co. Deed to Secure Debt");

          (iii) on April 15, 1999 in Book 3266, Page 322, public records of Henry County, Georgia ("Henry Co. Deed to Secure Debt");

          (iv) on April 15, 1999 in Book 5728, Page 3282, public records of Orange County, Florida ("Orange Co. Mortgage")

(collectively, the "Mortgages").

C. The Note is further secured by those certain Security Agreements dated April 12, 1999, executed by Borrower and Guarantor, covering certain property more particularly described therein ("Security Agreements").

D. The Note is further secured by that certain Stock Pledge Agreement ("Stock Pledge") executed by Borrower pledging to Bank certain shares ("Pledged Securities") of capital stock described more fully therein.


                                         1

E. The Note is further secured by those certain UCC-1 Financing Statements executed by Borrower and recorded as follows:

          (i) In the Superior Court, Spalding County, Georgia, on April 13, 1999, file no. 126-1999-778;

          (ii) Secretary of State for the State of Illinois on April 13, 1999, file no. 4019583;

          (iii) Ohio Secretary of State on April 13, 1999, file no. APO133614;

          (iv)  Hamilton County, Ohio on May 3, 1999, file no. 99-88091;

          (v)   Texas Secretary of State on April 13, 1999, file no. 99-
073700;

          (vi) Secretary of State for California on April 13, 1999 file no. 9911160423;

          (vii) Secretary of State for Colorado on April 13, 1999 file no. 19992020867;

          (viii)Tennessee Secretary of State on April 13, 1999, file no. 991-001553;

          (ix) Department of Treasury, State of New Jersey on April 20, 1999, file no. 1900718;

          (x) State of Maryland Dept. of Assessments and Taxation on April 13, 1999, file no. 1000007852000000;

          (xi) Florida Secretary of State on April 13, 1999, file no. 990000080981;

F. The Note is further secured by those certain UCC-1 Financing Statements executed by Guarantor and recorded as follows:

          (i) In the Superior Court, Spalding County, Georgia, on April 13, 1999, file no. 126-1999-779;

          (ii) Secretary of State for the State of Illinois on April 13, 1999, file no. 4019582;

          (iii)  Ohio Secretary of State on April 13, 1999, file no.
APO133613;

          (iv)   Hamilton County, Ohio on May 3, 1999, file no. 99-88092;

          (v)  Texas Secretary of State on April 13, 1999, file no. 99-073701;

          (vi) Secretary of State for California on April 13, 1999 file no. 9911160426;

          (vii) Secretary of State for Colorado on April 13, 1999 file no. 19992020868;

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

          (viii) Tennessee Secretary of State on April 13, 1999, file no. 991-001554;

          (ix) Department of Treasury, State of New Jersey on April 20, 1999, file no. 1900720;

          (x) State of Maryland Dept. of Assessments and Taxation on April 13, 1999, file no. 1000007851000000;

          (xi) Florida Secretary of State on April 13, 1999, file no. 990000080982;

G. The Loan is guaranteed by Guarantor pursuant to that certain Guaranty dated as of April 12, 1999 ("Guaranty").

H. The Note, the Loan Agreement, the Mortgages, the Security Agreements and all other written documents executed in connection therewith, together with any written renewals, modifications or extensions thereof are collectively referred to as the "Loan Documents."

I. Borrower is in default under the Loan Documents. Borrower, Guarantor and Bank have heretofore entered into that certain Forbearance Agreement dated as of August 18, 1999, pursuant to which Bank agreed to forbear from exercising its rights and remedies under the Loan Documents, subject to the terms and conditions set forth therein, until September 30, 1999. Borrower and Guarantor have requested that Bank continue to forbear from exercising its rights and remedies under the Loan Documents for a period of time as specified herein in reliance upon the covenants, representations, and warranties of Borrower and Guarantor herein and for other consideration.

                             A G R E E M E N T:

For and in consideration of the mutual covenants herein, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1. Recitals. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Agreement.

2. No Waiver. The execution, delivery and performance of this Agreement by Bank and the acceptance by Bank of performance of Borrower and Guarantor hereunder (a) shall not constitute a waiver or release by Bank of any default that may now or hereafter exist under the Loan Documents, (b) shall not constitute a novation of the Loan Documents as it is the intent of the parties to modify the Loan Documents as expressly set out herein and (c) except as expressly provided in this Agreement, shall be without prejudice to, and is not a waiver or release of, Bank's rights at any time in the future to exercise any and all rights conferred upon Bank by the Loan Documents or otherwise at law or in equity, including but not limited to the right to institute foreclosure proceedings against the Property and/or institute collection or arbitration proceedings against Borrower and/or Guarantor and/or to exercise any right against any other person or entity not a party to this Agreement.

                                         3

3. Forbearance. So long as this Agreement is not terminated earlier as provided herein, Bank agrees not to foreclose or attempt to foreclose any collateral securing the Note, institute suit or arbitration proceedings for collection of the Note against Borrower, or exercise any other remedies available to it under the Loan Documents or under applicable law from the Effective Date until October 15, 1999 (the "Termination Date"). The period of time from the Effective Date through the Termination Date shall be referred to as the "Forbearance Period". If all defaults under the Note and Loan Documents are not cured on or before the Termination Period or the earlier termination of this Agreement, then Bank may seek to foreclose upon any collateral for the Note and to exercise any other remedies to which Bank may be entitled under the Loan Documents or applicable law to collect amounts due under the Note or other Loan Documents. Borrower and Guarantor agree that neither Borrower nor Guarantor will, during the Forbearance Period, initiate any action of any kind against Bank with respect to the Note, exercise any remedy available under the Loan Documents or otherwise, or make any type of demand upon Bank with respect to the indebtedness evidenced by the Note. As a condition to such forbearance, Borrower covenants and agrees to engage on or before October 11, 1999 an investment banker or financial advisor reasonably acceptable to Bank for the express purpose of assisting Borrower in structuring a proposal for refinancing or otherwise satisfying the indebtedness secured by the Loan Documents.

4.     Payments.

     (a) Borrower agrees to pay to Bank $500,000.00 prior to the Termination Date, to be applied to reduce the outstanding unpaid principal balance of the Note (the "Principal Paydown"). Upon such Principal Paydown the Commitment (as defined in the Loan Documents) shall be permanently reduced from
$22,330,000.00 to $21,830,000.00.   Borrower further agrees to pay to Bank
contemporaneously with the execution of this Agreement $12,950.00 to be applied to the costs incurred to date related to conducting appraisals of the Property and other collateral, and $1,500.00 of Bank's attorneys' fees and expenses related to this Agreement. Borrower further agrees to reimburse Bank prior to the Termination Date for Bank's attorneys' fees and expenses, including without limitation the fees and expenses of The Recovery Group, incurred related to the Agreement, the Loan Documents, the Property and other collateral. Borrower further covenants and agrees to make payments as provided under the Note and Loan Documents subsequent to the date hereof.

     (b) Borrower and Bank acknowledge and agree that Borrower has contracted with American Eagle Airlines, Inc. for the sale of certain property currently pledged to secure the Loan Documents for an estimated sale price of approximately $900,000.00, and Borrower agrees to remit $500,000.00 to Bank in connection with such sale and as a condition to the release of Bank's security interest in such property, which sum may be applied toward the Principal Paydown required in Section 4 (a) hereof. Bank agrees to allow Borrower to retain the balance of the sale proceeds, and, as additional consideration for the Bank's agreement to forbear and its agreement to allow Borrower to use a portion of such sale proceeds from the sale of the Bank's collateral for the operation of Borrower's business, Borrower and Bank agree that in the event a bankruptcy case under Chapter 11 of the Bankruptcy Code (11
U.S.C. 101 et seq. ) is commenced by or against Borrower at any time after the execution of this Agreement, Borrower agrees that notwithstanding the provisions of 11 U.S.C. 1121(b), Bank shall have the right to file a plan of reorganization prior to the expiration of the 120 day period set forth in that section and Borrower hereby expressly waives its exclusive rights under that section solely as to Bank. Borrower agrees to consent to an

                                         4

Order modifying the exclusive periods of 11 U.S.C. 1121 to effectuate the intent of this Paragraph.

     (c) Borrower further covenants and agrees to pay in full prior to the Termination Date (or, if earlier, prior to any exercise of the Fi. Fa. (hereinafter defined) which would impair Bank's collateral), all 1998 ad valorem taxes currently due and owing, together with all interest and penalties then due, on Borrower's real property located Henry County, Georgia (Map Reference No. 07302028001) which has been conveyed as security for the Loan pursuant to the Henry Co. Deed to Secure Debt, and to cause the release of that certain Henry County Tax Fi. Fa. filed in GED Book 150, page 99, Henry County, Georgia Records (the "Fi. Fa.").

5. Acknowledgment of Default, Amounts Due and Maturity Date. Bank and Borrower acknowledge that as of the Effective Date the outstanding unpaid principal balance of the Note, prior to giving effect to the Principal Paydown to be made by Borrower during the Forbearance Period in connection with this Agreement, is $22,329,999.70 and the accrued, unpaid interest under the Note as of the Effective Date is $182,485.87. Borrower and Guarantor also acknowledge that costs and expenses, including without limitation attorneys' fees and appraisal fees, are owed under the Note in addition to principal and accrued interest. The maturity date for the Note is May 31, 2000. Borrower and Guarantor waive any and all rights to other notice of payment default or any other default, protest and notice of protest, dishonor, diligence in collecting and the bringing of suit or arbitration proceedings against any party, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices whatsoever regarding the Note or the other Loan Documents, and further waive any claims that any notices previously given are insufficient for any reason.

6. Limitation on Interest. No provision of this Agreement, the Note, any of the other Loan Documents, or any instrument evidencing or securing the Note, or otherwise relating to the indebtedness evidenced by the Note, shall require the payment or permit the collection, application or receipt of interest in excess of the maximum rate permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Borrower nor any endorsers of the Note nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Bank at all times to comply with the usury and other laws relating to the Note and the other Loan Documents and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable to the Note or the other Loan Documents. In the event Bank ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be paid forthwith to Borrower and the provisions of the Note, the other Loan Documents and any demand or other charging document shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as otherwise to permit the recovery of the fullest amount called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest allowed to be charged by applicable law, Borrower and Bank shall, to the

                                         5
maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the respective Note so that the amount or rate of interest charged for any and all periods of time during the term of the Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

7. Representations and Warranties. In order to induce Bank to execute, deliver, and perform this Agreement, Borrower and Guarantor warrant and represent to Bank that:

          (a) this Agreement is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and the Borrower and Guarantor are each solvent and not bankrupt;

          (b) this Agreement is not intended by the parties to be a novation of the Loan Documents and, except as expressly modified herein, all terms, conditions, rights and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed;

          (c) other than those previously disclosed to Bank by Borrower, no action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code, has been instituted or threatened by or against Borrower or any Guarantor;

          (d) the execution of this Agreement by Borrower and Guarantor and the performance by Borrower and Guarantor of their obligations hereunder will not violate or result in a breach or constitute a default under any agreements to which any of them is a party;

          (e) all information provided by Borrower and Guarantor to Bank prior to the date hereof, including, without limitation, all financial statements, balance sheets, and cash flow statements, was, at the date of delivery, and is, as of the date hereof, true and correct in all material respects. Borrower and Guarantor recognize and acknowledge that Bank is entering into this Agreement based in part on the financial information provided to Bank by each of them and that the truth and correctness of that financial information is a material inducement to Bank in entering into this Agreement. During the term of this Agreement, Borrower and Guarantor agree to advise Bank promptly in writing of any and all new information, facts, or occurrences which would in any way materially supplement, contradict, or affect any financial statements, balance sheets, cash flow statements, or similar items furnished to Bank; and

          (f) This Agreement and the Loan Documents constitute the entire agreement among Bank, Guarantor and Borrower with respect to this matter.

                                         6

8. Termination of this Agreement. This Agreement will terminate upon the expiration of the Forbearance Period unless terminated earlier by Bank, at Bank's sole option, upon written notice to Borrower and Guarantor of the occurrence of any of the following:

          (a) Borrower or Guarantor files a petition for bankruptcy under any chapter of the Federal Bankruptcy Code or takes advantage of any other debtor relief law, or an involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code is filed against Borrower and/or any Guarantor, or any other judicial action is taken with respect to Borrower or Guarantor by any creditor;

          (b) Bank discovers that any representation or warranty made herein by Borrower or Guarantor was or is untrue, incorrect or misleading in any material respect;

          (c) An Event of Default occurs under the Loan Documents, other than any Event of Default known to exist as of the date hereof, and the Bank hereby acknowledges that it knows of the following:

(1) Events of Default presently existing under the following Sections of the Loan Agreement: 7.9(a) (regarding Tangible Net Worth), 7.9
(c) (regarding Net Income), 5.8 (regarding payment of all debts as they come due), and

(2) any Event of Default which may arise under Section 8.1(i) of the Loan Agreement in connection with certain litigation or financial circumstances which the Borrower has made the Bank aware of prior to the date hereof;

          (d) Borrower or Guarantor breaches or defaults in performance of any covenant or agreement contained in this Agreement.

9. Waiver of Claims. Borrower and Guarantor warrant and represent to Bank that the Note is not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever; and Borrower and Guarantor release and discharge Bank from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by Borrower or Guarantor and that arise out of any one or more circumstances or events that occurred prior to the date of this Agreement. Moreover, Borrower and Guarantor, jointly and severally, waive any and all claims now or hereafter arising from or related to any delay by Bank in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing any collateral securing the Note.

10. ARBITRATION. THE LOAN DOCUMENTS ARE HEREBY AMENDED TO INCLUDE AND THIS AGREEMENT SHALL BE SUBJECT TO THE FOLLOWING PROVISION:

                                         7

     ARBITRATION. EXCEPT AS SET OUT BELOW, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT (COLLECTIVELY, "CLAIM"), SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CLAIM IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR ANY JUDICIAL RELIEF SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

     a. SPECIAL RULES. ANY ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS AGREEMENT, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR. THE ARBITRATOR SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT.

     b. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF ANY PARTY HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST OR SELL ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF

                                         8

POSSESSION OR THE APPOINTMENT OF A
RECEIVER. ANY PARTY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE OR SELL COLLATERAL OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NONE OF THESE ACTIONS SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CLAIM OCCASIONING RESORT TO SUCH REMEDIES OR PROCEDURES.

c. WAIVER OF CERTAIN DAMAGES. THE PARTIES HERETO WAIVE ANY RIGHT OR REMEDY EITHER MAY HAVE AGAINST THE OTHER TO RECOVER PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF ANY CLAIM WHETHER THE CLAIM IS RESOLVED BY ARBITRATION OR BY JUDICIAL ACTION.

11.     Miscellaneous.

          (a) This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

          (b) Any future waiver, alteration, amendment or modification of any of the provisions of the Loan Documents or this Agreement shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Documents, or this Agreement can be modified orally, by course of dealing or by implied agreement. Moreover, any delay by Bank in enforcing its rights after an event of default shall not be a release or waiver of the event of default and shall not be relied upon by the Borrower or Guarantor as a release or waiver of the default.

          (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representatives, and assigns.

          (d) The headings of paragraphs in this Agreement are for convenience of reference only and shall not in any way affect the interpretation or construction of this Agreement.

          (e) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND FEDERAL LAW, AS APPLICABLE.

          (f) The warranties and representations of the parties in this Agreement shall survive the termination of this Agreement.

          (g) The terms and conditions set forth in this Agreement are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Agreement or any documentation prepared pursuant to or in connection with this Agreement shall not be construed against any of the parties because of draftsmanship.


12. FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR ORAL OR WRITTEN, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.









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                                         10

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

EXECUTED under seal as of the Effective Date.

BORROWER:                                Attest:                        (SEAL)

Metrotrans Corporation

By:_________________________________      ____________________________________
Name:_______________________________      Name:_______________________________
Title:______________________________      Title:______________________________
Date:_______________________________


(CORPORATE SEAL)


GUARANTOR:                                Attest:                       (SEAL)

Bus Pro, Inc.

By:_________________________________      ____________________________________
Name:_______________________________      Name:_______________________________
Title:______________________________      Title:______________________________
Date:_______________________________


(CORPORATE SEAL)


BANK:                                    Attest:                        (SEAL)

Bank of America, N.A.

By:_________________________________      ____________________________________
Name:_______________________________      Name:_______________________________
Title:______________________________      Title:______________________________
Date:_______________________________


(CORPORATE SEAL)

                                        11

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